Exhibit 10.1
Execution Version
AMENDMENT NO. 2 TO
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDMENT NO. 2 (this “Amendment No. 2”) to the Third Amended and Restated Limited Liability Company Agreement, dated as of December 18, 2020 (as amended by Amendment No. 1, dated as of May 16, 2021, and as may be further amended from time to time, the “LLC Agreement”), of Genesis Solar Holdings, LLC, a Delaware limited liability company (the “Company”), is entered into and effective as of January 27, 2025 (the “Amendment Effective Date”), by and among Genesis Solar Funding, LLC, a Delaware limited liability company and the Managing Member of the Company (“NEP Member”), and KKR Genesis TL Borrower LLC, a Delaware limited liability company, as a Class B Member and as the Class B Member Representative. Each of NEP Member and the Class B Member Representative is referred to herein individually as a “Party,” and, collectively, as the “Parties.”
WHEREAS, pursuant to Section 13.04 of the LLC Agreement, the LLC Agreement may be amended, subject to Section 6.03(a) of the LLC Agreement, by a written instrument executed by the Managing Member; and
WHEREAS, the Managing Member and the Class B Member Representative (on behalf of all Class B Members) wish to amend certain provisions of the LLC Agreement on the terms set forth herein; and
WHEREAS, this Amendment No. 2 has been approved and consented to by the Managing Member and by Class B Member Approval.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the following terms and conditions:
ARTICLE I
DEFINITIONS AND AMENDMENTS TO DEFINED TERMS
1.1    Definitions. Unless otherwise defined herein, capitalized terms used in this Amendment No. 1 shall have the respective meanings ascribed to such terms in the LLC Agreement.
1.2    Amendments to Defined Terms in Section 1.01.
(a)    A new defined term “Amendment Effective Date” shall be added to Section 1.01 of the LLC Agreement as follows:
Amendment Effective Date means January 27, 2025, the date on which Amendment No. 2 was entered into and became effective.
(b)    A new defined term “Amendment No. 2” shall be added to Section 1.01 of the LLC Agreement as follows:

Amendment No. 2 means Amendment No. 2 to this Agreement, dated as of January 27, 2025, by and between the Managing Member and the Class B Member Representative.
(c)    The defined term “Distribution Adjustment Date” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
Distribution Adjustment Date means (a) any Distribution Date that occurs during the First Distribution Adjustment Period on which the 10% Condition is not satisfied, (b) any Distribution Date that occurs during the Second Distribution Adjustment Period on which the 40% Condition is not satisfied, (c) any Distribution Date that occurs during the First FDE Distribution Adjustment Period if the First FDE Condition is not satisfied as of December 18, 2031, (d) any Distribution Date that occurs during the Second FDE Distribution Adjustment Period if the Second FDE Condition is not satisfied as of December 18, 2032, (e) any Distribution Date that occurs during the Third FDE Distribution Adjustment Period if the Third FDE Condition is not satisfied as of December 18, 2033, or (f) the Flip Date (it being understood that in order to determine whether any Distribution Date is a Distribution Adjustment Date, the determination of the aggregate number of Class B Units that the NEP Member shall have purchased (pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B Change of Control Option) shall be measured separately for each Distribution Date).
(d)    A new defined term “FDE Demand Notice” shall be added to Section 1.01 of the LLC Agreement as follows:
FDE Demand Notice has the meaning assigned that term in Section 9.07(b).
(e)    A new defined term “First FDE Condition” shall be added to Section 1.01 of the LLC Agreement as follows:
First FDE Condition has the meaning assigned that term in Section 5.01(e)(ii).
(f)    A new defined term “First FDE Distribution Adjustment Period” shall be added to Section 1.01 of the LLC Agreement as follows:
First FDE Distribution Adjustment Period means the period commencing on December 18, 2031, and continuing through December 17, 2032.
(g)    The defined term “Flip Date” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
Flip Date means December 18, 2030; provided, however, that, if (i) NEP Member shall have elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e) and (ii) on or prior to December 18, 2030, each of the Initial Flip Conditions shall have been satisfied, then the Flip Date shall, automatically and without further action by any Person, be extended to and shall thereafter mean December 18, 2031; provided, further, that if, on or prior to December 18, 2031, the First FDE Condition shall have been

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satisfied, then the Flip Date shall, automatically and without further action by any Person, be extended to and shall thereafter mean December 18, 2032; provided, further, that if, on or prior to December 18, 2032, the Second FDE Condition shall have been satisfied, then the Flip Date shall, automatically and without further action by any Person, be extended to and shall thereafter mean December 18, 2033; provided, further, that if, on or prior to December 18, 2033, the Third FDE Condition shall have been satisfied, then the Flip Date shall, automatically and without further action by any Person, be extended to and shall thereafter mean December 18, 2034.
(h)    A new defined term “Flip Date Election” shall be added to Section 1.01 of the LLC Agreement as follows:
Flip Date Election has the meaning assigned that term in Section 5.01(e).
(i)    A new defined term “Initial Flip Conditions” shall be added to Section 1.01 of the LLC Agreement as follows:
Initial Flip Conditions means, collectively, (i) the acquisition by NEP Member (or its nominees), on or prior to December 18, 2026, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, of an aggregate number of Class B Units that is at least ten percent (10%) of the total number of outstanding Class B Units as of immediately following the Additional Closing (after giving effect to the Class B Unit Split); (ii) the acquisition by NEP Member (or its nominees), on or prior to December 18, 2027, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, of an aggregate number of Class B Units that is at least forty percent (40%) of the total number of outstanding Class B Units as of immediately following the Additional Closing (after giving effect to the Class B Unit Split); and (iii) the acquisition by NEP Member (or its nominees), on or prior to December 18, 2030, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, of the greater of (A) an aggregate number of Class B Units that is at least sixty-five percent (65%) of the total number of outstanding Class B Units as of immediately following the Additional Closing (after giving effect to the Class B Unit Split) or (B) an aggregate number of Class B Units providing for payment to Class B Members of an aggregate amount of Call Option Purchase Price, NEP COC Purchase Price and/or Class B COC Purchase Price that is sufficient to satisfy a Credit Agreement Payment in Full.
(j)    A new defined term “NEP Renewables II” shall be added to Section 1.01 of the LLC Agreement as follows:
NEP Renewables II means NEP Renewables II, LLC, a Delaware limited liability company, or its successors or permitted assigns.
(k)    A new defined term “Nitrogen Buyout Condition” shall be added to Section 1.01 of the LLC Agreement as follows:

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Nitrogen Buyout Condition means the acquisition, on or before June 11, 2025 (the “Nitrogen Buyout End Date”), for consideration consisting entirely of cash, of all of the outstanding Nitrogen Class B Units held by the Nitrogen Class B Member(s), whether pursuant to one or more exercises of the Nitrogen Call Option, Nitrogen Change of Control Option, or Nitrogen Class B COC Option, or otherwise on terms mutually agreed upon by NEP Renewables II and the Nitrogen Class B Members; provided, however, that the Nitrogen Buyout End Date shall be automatically extended if and to the extent the satisfaction of the Nitrogen Buyout Condition, pursuant to one or more exercises of the Nitrogen Call Option, Nitrogen Change of Control Option, Nitrogen Class B COC Option, or other transaction, is delayed or prevented as a result of any delay in obtaining any Required Governmental Authorization (as defined in the Nitrogen LLCA); provided, further, that (i) the Nitrogen Buyout End Date shall not extend beyond the date that is ten (10) Business Days following the date on which such Required Governmental Authorization is obtained and (ii) in the event of an issuance of a final and nonappealable order, decree, or ruling by the applicable Governmental Authority withholding such Required Governmental Authorization, then the Nitrogen Buyout Condition shall be deemed not satisfied.
(l)    A new defined term “Nitrogen Call Option” shall be added to Section 1.01 of the LLC Agreement as follows:
Nitrogen Call Option means the “Call Option” as defined in the Nitrogen LLCA, as exercised pursuant to and in accordance with the Nitrogen LLCA.

(m)    A new defined term “Nitrogen Change of Control Option” shall be added to Section 1.01 of the LLC Agreement as follows:
Nitrogen Change of Control Option means the “NEP Change of Control Option” as defined in the Nitrogen LLCA, as exercised pursuant to and in accordance with the Nitrogen LLCA.
(n)    A new defined term “Nitrogen Class B COC Option” shall be added to Section 1.01 of the LLC Agreement as follows:
Nitrogen Class B COC Option means the “Class B COC Option” as defined in the Nitrogen LLCA, as exercised pursuant to and in accordance with the Nitrogen LLCA.
(o)    A new defined term “Nitrogen Class B Members” shall be added to Section 1.01 of the LLC Agreement as follows:
Nitrogen Class B Members means, collectively, the Class B Members (as defined in the Nitrogen LLCA) of NEP Renewables II, other than NEP Class B Parties (as defined in the Nitrogen LLCA).
(p)    A new defined term “Nitrogen Class B Units” shall be added to Section 1.01 of the LLC Agreement as follows:

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Nitrogen Class B Units has the meaning ascribed to the term “Class B Units” in the Nitrogen LLCA.
(q)    A new defined term “Nitrogen LLCA” shall be added to Section 1.01 of the LLC Agreement as follows:
Nitrogen LLCA means the Amended and Restated Limited Liability Company Agreement of NEP Renewables II, LLC, dated as of June 11, 2019, as may be amended, amended and restated, or otherwise modified from time to time in accordance with the terms thereof.
(r)    The defined term “Second Distribution Adjustment Period” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
Second Distribution Adjustment Period means the period commencing on December 18, 2027, and continuing through December 17, 2030.
(s)    A new defined term “Second FDE Condition” shall be added to Section 1.01 of the LLC Agreement as follows:
Second FDE Condition has the meaning assigned that term in Section 5.01(e)(iii).
(t)    A new defined term “Second FDE Distribution Adjustment Period” shall be added to Section 1.01 of the LLC Agreement as follows:
Second FDE Distribution Adjustment Period means the period commencing on December 18, 2032, and continuing through December 17, 2033.
(u)    A new defined term “Third FDE Condition” shall be added to Section 1.01 of the LLC Agreement as follows:
Third FDE Condition has the meaning assigned that term in Section 5.01(e)(iv).
(v)    A new defined term “Third FDE Distribution Adjustment Period” shall be added to Section 1.01 of the LLC Agreement as follows:
Third FDE Distribution Adjustment Period means the period commencing on December 18, 2033, and continuing through December 17, 2034.
(w)    The defined term “Triggering Event” in Section 1.01 of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
Triggering Event means the occurrence of any of the following:
(a)(i) on or after December 18, 2030, NEP Member (or its nominees) shall not have purchased, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, all of the outstanding Class B Units and (ii) (A) in the event that (1) either (y) NEP Member has not elected (in its sole and absolute discretion) to make the Flip Date

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Election pursuant to initial paragraph of Section 5.01(e) or (z) NEP Member has made the Flip Date Election, but any of the Initial Flip Conditions have not been timely satisfied and (2) NEP Member and its Affiliates do not hold, on or after December 18, 2030, an aggregate number of Class A Units and Class B Units that are entitled to receive, collectively, at least sixty percent (60%) of the aggregate amount of distributions of Available Cash on any Distribution Date pursuant to Section 5.01; or (B) in the event that (1) NEP Member has elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e) and (2) each of the Initial Flip Conditions has been timely satisfied, any of the following shall occur: (1) the First FDE Condition shall not have been timely satisfied prior to December 18, 2031; (2) the Second FDE Condition shall not have been timely satisfied prior to December 18, 2032; (3) the Third FDE Condition shall not have been timely satisfied prior to December 18, 2033; or (4) NEP Member (or its nominees) shall not have purchased, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, all of the outstanding Class B Units on or prior to December 18, 2034; provided, however, that any Triggering Event that has occurred as a result of the failure to timely satisfy the First FDE Condition, the Second FDE Condition, or the Third FDE Condition, as applicable, may be cured, and shall be deemed not to have occurred, if, at any time prior to the sixtieth (60th) day following the date by which such condition was required to be satisfied (as specified in clauses (1) through (3) above, as applicable), NEP Member (or its nominees) shall have purchased, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, a number of the outstanding Class B Units that would otherwise be sufficient to satisfy the First FDE Condition, the Second FDE Condition, or the Third FDE Condition, as applicable; provided, further, that there shall be no Triggering Event to the extent any failure to consummate one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option that would otherwise result in a Triggering Event is the result of any delay in obtaining all Required Governmental Authorizations; provided, further, that the immediately foregoing proviso shall cease to apply with respect to any failure to consummate an exercise of the Call Option, NEP Change of Control Option, or Class B COC Option if (y) the consummation of such exercise of the Call Option, NEP Change of Control Option, or Class B COC Option, as applicable, does not occur by the date that is ten (10) Business Days following the date on which such Required Governmental Authorization is obtained or (z) a final and nonappealable order, decree or ruling is issued by the applicable Governmental Authority withholding such Required Governmental Authorization;
(b) NEP Member (or its nominee) fails to satisfy NEP Member’s obligations pursuant to Section 7.03 upon a Class B Member’s exercise of the NEP Change of Control Option; or
(c) NEP Member otherwise materially breaches its obligations under this Agreement and fails to cure such breach within thirty (30) days following NEP Member’s receipt of written notice of such breach.

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ARTICLE II
OTHER AMENDMENTS TO LLC AGREEMENT
2.1    Amendments to Section 5.01(d). Section 5.01(d) of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
For any Distribution Date occurring from and after the Flip Date, Available Cash shall be distributed (i) one percent (1%) to the holders of Class A Units, pro rata in accordance with their respective Class A Percentage Interests and (ii) ninety-nine percent (99%) to the holders of Class B Units, pro rata in accordance with their respective Class B Percentage Interests; provided, however, that, if NEP Member (or its nominees) shall have purchased, on or prior to any such Distribution Date, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, an aggregate number of Class B Units that is at least twenty percent (20%) of the outstanding Class B Units as of the Additional Closing Date (after giving effect to the Class B Unit Split), then, in addition to the amounts distributable to the Other Class B Parties pursuant to this Section 5.01(d), eighty-five percent (85%) of the aggregate amount of Available Cash that would otherwise be distributed on such Distribution Date to all NEP Class B Parties in respect of their Class B Units pursuant to this Section 5.01(d) (except to the extent otherwise provided in Section 7.01(c)(vi)) (such amount, the “Class B Reallocation Portion”) shall instead be distributed to the Other Class B Parties, pro rata in accordance with their respective Other Class B Party Percentage Interests, up to a maximum amount equal to thirty-five percent (35%) of the aggregate amount of Available Cash distributed to all holders of Class B Units on such Distribution Date pursuant to this Section 5.01(d) (such maximum amount, the “Class B Reallocation Cap”); provided, further, that, notwithstanding the foregoing proviso, if NEP Member has elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e), and each of the Initial Flip Conditions has been timely satisfied, then distributions from and after December 18, 2030, shall be made in accordance with Section 5.01(e).
2.2    New Section 5.01(e). A new Section 5.01(e) shall be added immediately after Section 5.01(d) of the LLC Agreement (and the previous Section 5.01(e) shall be renumbered as Section 5.01(f)) as follows.
If the Nitrogen Buyout Condition shall have been timely satisfied, then, at any time during the period commencing on December 18, 2029, and ending on (but including) June 17, 2030, NEP Member shall have the right, but not the obligation, to elect (as determined by NEP Member in its sole and absolute discretion), by delivering written notice to the Class B Member Representative, to extend the Flip Date (the “Flip Date Election”), subject to satisfaction of each of the Initial Flip Conditions and the provisions set forth herein. If the Nitrogen Buyout Condition has been timely satisfied, NEP Member elects (in its sole and absolute discretion) to make the Flip Date Election, and each of the Initial Flip Conditions has been timely satisfied, then:
(i)    For any Distribution Date occurring during the period commencing on December 18, 2030, and continuing through December 17, 2031, Available Cash shall be distributed on such Distribution Date in the same proportions as set forth in Section 5.01(a).

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(ii)    For any Distribution Date occurring during the First FDE Distribution Adjustment Period, Available Cash shall be distributed (A) one percent (1%) to the holders of Class A Units, pro rata in accordance with their respective Class A Percentage Interests and (B) ninety-nine percent (99%) to the holders of Class B Units, pro rata in accordance with their respective Class B Percentage Interests; provided that, in addition to the amounts distributable to the Other Class B Parties pursuant to this Section 5.01(e)(ii), the Class B Reallocation Portion that would otherwise be distributed on such Distribution Date to all NEP Class B Parties in respect of their Class B Units pursuant to this Section 5.01(e)(ii) (except to the extent otherwise provided in Section 7.01(c)(vi)) shall instead be distributed to the Other Class B Parties, pro rata in accordance with their respective Other Class B Party Percentage Interests without reference to any Class B Reallocation Cap; provided, however, that if, prior to December 18, 2031, NEP Member (or its nominees) shall have purchased, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, an aggregate of seventy-three and three quarters percent (73.75%) or more of the number of Class B Units outstanding on the Additional Closing Date (after giving effect to the Class B Unit Split) (the “First FDE Condition”), then distributions of Available Cash shall be distributed on each Distribution Date within the First FDE Distribution Adjustment Period in the same proportions as set forth in Section 5.01(a).
(iii)    For any Distribution Date occurring during the Second FDE Distribution Adjustment Period, Available Cash shall be distributed (A) one percent (1%) to the holders of Class A Units, pro rata in accordance with their respective Class A Percentage Interests and (B) ninety-nine percent (99%) to the holders of Class B Units, pro rata in accordance with their respective Class B Percentage Interests; provided that, in addition to the amounts distributable to the Other Class B Parties pursuant to this Section 5.01(e)(iii), the Class B Reallocation Portion that would otherwise be distributed on such Distribution Date to all NEP Class B Parties in respect of their Class B Units pursuant to this Section 5.01(e)(iii) (except to the extent otherwise provided in Section 7.01(c)(vi)) shall instead be distributed to the Other Class B Parties, pro rata in accordance with their respective Other Class B Party Percentage Interests without reference to any Class B Reallocation Cap; provided, however, that, if, prior to December 18, 2032, NEP Member (or its nominees) shall have purchased, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, an aggregate of eighty-two and one half percent (82.50%) or more of the number of Class B Units outstanding on the Additional Closing Date (after giving effect to the Class B Unit Split) (the “Second FDE Condition”), then distributions of Available Cash shall be distributed on each Distribution Date within the Second FDE Distribution Adjustment Period in the same proportions as set forth in Section 5.01(a).
(iv)    For any Distribution Date occurring during the Third FDE Distribution Adjustment Period, Available Cash shall be distributed (A) one percent (1%) to the holders of Class A Units, pro rata in accordance with their respective Class A Percentage Interests and (B) ninety-nine percent (99%) to the holders of Class B Units, pro rata in accordance with their respective Class B Percentage Interests; provided that, in addition to the

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amounts distributable to the Other Class B Parties pursuant to this Section 5.01(e)(iv), the Class B Reallocation Portion that would otherwise be distributed on such Distribution Date to all NEP Class B Parties in respect of their Class B Units pursuant to this Section 5.01(e)(iv) (except to the extent otherwise provided in Section 7.01(c)(vi)) shall instead be distributed to the Other Class B Parties, pro rata in accordance with their respective Other Class B Party Percentage Interests without reference to any Class B Reallocation Cap; provided, however, that, if, prior to December 18, 2033, NEP Member (or its nominees) shall have purchased, pursuant to one or more exercises of the Call Option, NEP Change of Control Option, or Class B COC Option, an aggregate of ninety-one and one quarter percent (91.25%) or more of the number of Class B Units outstanding on the Additional Closing Date (after giving effect to the Class B Unit Split) (the “Third FDE Condition”), then distributions of Available Cash shall be distributed on each Distribution Date within the Third FDE Distribution Adjustment Period in the same proportions as set forth in Section 5.01(a).
(v)    For any Distribution Date occurring from and after December 18, 2034, Available Cash shall be distributed (A) one percent (1%) to the holders of Class A Units, pro rata in accordance with their respective Class A Percentage Interests and (B) ninety-nine percent (99%) to the holders of Class B Units, pro rata in accordance with their respective Class B Percentage Interests; provided that, in addition to the amounts distributable to the Other Class B Parties pursuant to this Section 5.01(e)(v), the Class B Reallocation Portion that would otherwise be distributed on such Distribution Date to all NEP Class B Parties in respect of their Class B Units pursuant to this Section 5.01(e)(v) (except to the extent otherwise provided in Section 7.01(c)(vi)) shall instead be distributed to the Other Class B Parties, pro rata in accordance with their respective Other Class B Party Percentage Interests without reference to any Class B Reallocation Cap.
2.3    Amendments to Section 5.03. Section 5.03 of the LLC Agreement is hereby amended so that the words “measured from the applicable Acquisition Date to the date of dissolution, of six and seventy-six hundredths percent (6.76%)” in clause (c) thereof are deleted and replaced in their entirety with the words “measured from the applicable Acquisition Date to the date of dissolution, of six and seventy-six hundredths percent (6.76%); provided that, if NEP Member has elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e) and each of the Initial Flip Conditions has been timely satisfied, then such Internal Rate of Return shall be equal to the sum of (i) six and seventy-six hundredths percent (6.76%), measured from the applicable Acquisition Date through December 18, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section 9.07(b), the date on which the FDE Demand Notice was delivered), plus (ii) nine and three quarters percent (9.75%), measured from December 19, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section 9.07(b), the date on which the FDE Demand Notice was delivered), to the date of dissolution.”
2.4    Amendments to Section 5.04.

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(a)    Section 5.04(a)(i) of the LLC Agreement is hereby amended so that the words “pursuant to Section 5.01(b) or Section 5.01(c)” are deleted and replaced in their entirety with the words “pursuant to Section 5.01(b), Section 5.01(c), or Section 5.01(e).”
(b)    Section 5.04(a)(ii) of the LLC Agreement is hereby amended so that the words “pursuant to Section 5.01(d)” are deleted and replaced in their entirety with the words “pursuant to Section 5.01(d) or Section 5.01(e), as applicable.”
2.5    Amendment to Section 7.01(c). Section 7.01(c)(vi) of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
No Class B Unit acquired by NEP Member (or its assignee) pursuant to this Section 7.01(c) shall be subject to the limitation on amounts distributable to NEP Class B Parties pursuant to Section 5.01(d) or Section 5.01(e), and each such Class B Unit shall be eligible to receive distributions pursuant to Section 5.01(d) and Section 5.01(e), without regard to such limitation; provided that, for the avoidance of doubt, any Class B Units acquired by NEP Member (or its assignee) pursuant to this Agreement (other than this Section 7.01(c)) shall remain subject to the limitation on amounts distributable to NEP Class B Parties pursuant to Section 5.01(d) or Section 5.01(e), as applicable.
2.6    Amendments to Section 7.02(a). Section 7.02(a) of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
At any time, and from time to time, on or after December 18, 2025, but prior to December 18, 2034, NEP Member shall have the right, but not the obligation, to acquire, subject to the limitations and requirements of this Section 7.02, all or any portion of the outstanding Class B Units at a purchase price that results in an Internal Rate of Return per Class B Unit purchased pursuant to this Section 7.02, measured from the applicable Acquisition Date of such Class B Unit to the Call Option Closing Date, of six and seventy-six hundredths percent (6.76%) (the “Call Option Purchase Price”), upon the terms and conditions set forth in this Section 7.02 (the “Call Option”); provided, however, that, if NEP Member has elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e), then, solely with respect to the delivery of any Call Option Notice that occurs after December 18, 2030, the Call Option Purchase Price shall be equal to the sum of (i) an amount that results in an Internal Rate of Return per Class B Unit purchased at the applicable Call Option Closing pursuant to this Section 7.02 of six and seventy-six hundredths percent (6.76%), measured from the applicable Acquisition Date of such Class B Unit through December 18, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section 9.07(b), the date on which the FDE Demand Notice was delivered), plus (ii) an amount that results in an Internal Rate of Return per Class B Unit purchased at such Call Option Closing pursuant to this Section 7.02 of nine and three quarters percent (9.75%), measured from December 19, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section 9.07(b), the date on which the FDE Demand Notice was delivered), to the Call Option Closing Date. NEP Member may not assign its right to purchase the outstanding Class B Units pursuant to this Section 7.02 to any Person other than NEP or a Subsidiary thereof; provided,

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however, that, in the event of any such assignment, NEP Member and NEP shall remain subject to their respective obligations set forth in this Section 7.02 upon any exercise of the Call Option.
2.7    Amendments to Section 7.02(c).
(a)    Section 7.02(c)(iv) of the LLC Agreement is hereby amended so that the word “and” is deleted.
(b)    Section 7.02(c)(v)(E) of the LLC Agreement is hereby deleted in its entirety and replaced as follows:
from December 18, 2029, but prior to December 18, 2034, one hundred percent (100%) of the total number of outstanding Class B Units; and
(c)    A new Section 7.02(c)(vi) of the LLC Agreement shall be added immediately after Section 7.02(c)(v)(E) of the LLC Agreement as follows:
From and after the Amendment Effective Date, if NEP Member determines to exercise the Call Option to acquire Class B Units using NEP Common Units for the payment of all or any portion of the Call Option Purchase Price in connection with such Call Option exercise, then NEP (or its Affiliates) shall have publicly disclosed, via the issuance of a press release or the filing of a current report on Form 8-K with the SEC, its intention to exercise the Call Option using NEP Common Units for the payment of all or any portion of the Call Option Purchase Price in connection with such Call Option exercise at least three (3) full Trading Days (on which NEP Common Units traded on the applicable National Securities Exchange without stop or interruption), but no more than ninety (90) calendar days, prior to the issuance of such Call Option Notice in respect of such Call Option exercise.
2.8    Amendments to Section 7.03(a). Section 7.03(a) of the LLC Agreement is hereby amended by adding the following at the end of clause (i) thereof:
; provided, however, that, if NEP Member has elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e), then, solely with respect to a Change of Control Closing that occurs after December 18, 2030, the Change of Control Purchase Price shall be equal to the sum of (i) an amount that results in a return to such Class B Member of at least an Internal Rate of Return on each such Class B Unit purchased pursuant to this Section 7.03 of seven and seventy-six hundredths percent (7.76%), measured from the applicable Acquisition Date of such Class B Unit through December 18, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section 9.07(b), the date on which the FDE Demand Notice was delivered), plus (ii) an amount that results in an Internal Rate of Return per Class B Unit purchased at such Change of Control Closing pursuant to this Section 7.03 of and ten and three quarters percent (10.75%) measured from December 19, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section

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9.07(b), the date on which the FDE Demand Notice was delivered), to the Change of Control Closing Date;
2.9    Amendments to Section 7.04(a). Section 7.04(a) of the LLC Agreement is hereby amended by adding the following at the end of the first sentence thereof:
; provided, however, that, if NEP Member has elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e), then, solely with respect to a Class B COC Closing that occurs after December 18, 2030, the Class B COC Purchase Price will be equal to the sum of (i) an amount that results in an Internal Rate of Return on each Class B Unit for which such election is made of six and seventy-six hundredths percent (6.76%), measured from the applicable Acquisition Date of such Class B Unit through December 18, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section 9.07(b), the date on which the FDE Demand Notice was delivered), plus (ii) an amount that results in an Internal Rate of Return per Class B Unit purchased at such Class B COC Closing pursuant to this Section 7.04 of nine and three quarters percent (9.75%) measured from December 19, 2030 (or, if NEP Member shall have delivered the FDE Demand Notice to the Class B Member Representative pursuant to Section 9.07(b), the date on which the FDE Demand Notice was delivered), to the Class B COC Closing Date.
2.10    New Section 9.07. A new Section 9.07 shall be added immediately after Section 9.06 of the LLC Agreement as follows:
(a)    From and after the Amendment Effective Date, the Class B Members shall not, without NEP Member’s prior written consent, amend, amend and restate, replace, supplement, or otherwise modify or waive any of their rights under the Credit Agreement in any manner that would (i) increase any existing commitments or establish any new commitments thereunder or otherwise permit or result in any increase of the amount of Indebtedness thereunder, or (ii) prevent, delay, hinder, or adversely affect the ability to consummate a Credit Agreement Payment in Full by December 18, 2030.
(b)    If NEP Member shall have elected (in its sole and absolute discretion) to make the Flip Date Election pursuant to the initial paragraph of Section 5.01(e) then, from and after the date of such election, NEP Member may require, upon delivery of written notice to the Class B Member Representative (such notice, the “FDE Demand Notice”), the Class B Members to use (y) one hundred percent (100%) of the Call Option Cash Consideration and (z) the amount of net proceeds received under any Qualifying Financing (provided that the Class B Members shall not be required to incur Indebtedness under such Qualifying Financing in excess of an amount, together with the amount of Call Option Cash Consideration, sufficient to satisfy the Class B Members’ amount of Indebtedness required to be prepaid under the Credit Agreement in connection with the applicable Call Option or Class B COC Option), in the case of each of the foregoing clauses (y) and (z), as received by Class B Members in connection with any Call Option Closing or Class B COC Closing to prepay (i) the outstanding Indebtedness under the Credit Agreement to the fullest extent permitted, and in the manner required, by the Credit Agreement and (ii) all other Indebtedness then outstanding required to

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be repaid as a result of the exercise of such Call Option or Class B COC Option, in each case, pursuant to which the Class B Units being acquired pursuant to the exercise of such Call Option or Class B COC Option are Encumbered.
(c)    Ten (10) Business Days before each of December 18, 2029, and June 17, 2030, the Class B Member Representative shall deliver to NEP Member written notice specifying the amount necessary to satisfy Credit Agreement Payment in Full, as if such Credit Agreement Payment in Full were occurring as of such date. The Class B Member Representative shall, by written notice to NEP Member, provide an update of the amount necessary to satisfy Credit Agreement Payment in Full on the first Business Day following each Call Option Closing, Class B COC Closing, any other prepayment of Indebtedness under the Credit Agreement, in each case, to the extent occurring on or after December 18, 2029, and prior to June 17, 2030.
ARTICLE III
MISCELLANEOUS
3.1    Consent of Class B Member Representative. Pursuant to Section 6.03(a) of the LLC Agreement, without having first obtained Class B Member Approval, the Managing Member may not amend any provisions of the LLC Agreement in a manner that adversely affects the Class B Members’ interest in the Company or indirect interest in any Controlled Subsidiary. The Class B Member Representative, on behalf of itself and the Class B Members (constituting Class B Member Approval), by virtue of its execution of this Amendment No. 2 hereby consents, for all purposes of the LLC Agreement, to the amendment of the LLC Agreement as set forth herein.
3.2    Representations of the Class B Members. The Class B Member Representative, on behalf of each Class B Member, hereby represents and warrants to NEP Member that, as of the Amendment Effective Date, there have been no amendments, supplements, restatements, or other modifications to the Credit Agreement since Amendment No. 2 to the Credit Agreement, dated May 16, 2021, and since that date, there have been no additional borrowings under the Credit Agreement or other increase of the amount of Indebtedness thereunder, nor has there been any reduction in the amount of mandatory prepayments required to be made pursuant to the Credit Agreement upon any exercise of the Call Option or Class B COC Option.
3.3    No Other Modification. Except as expressly amended or modified by this Amendment No. 2, the LLC Agreement, as amended hereby, is and shall remain unmodified and in full force and effect until its termination or further amendment in accordance with its terms. From and after the date of this Amendment No. 2, any reference to the LLC Agreement shall mean the LLC Agreement as amended hereby.
3.4    Governing Law. This Amendment No. 2, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of, or relate to this Amendment No. 2 or the negotiation, execution, or performance of this Amendment No. 2, will be construed in accordance with and governed by the Laws of the State of Delaware without regard to principles of conflicts of laws.

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3.5    Incorporation by Reference. Section 13.01 through Section 13.07 of the LLC Agreement are hereby incorporated by reference into this Amendment No. 2 and the terms thereof shall be applied to this Amendment No. 2, mutatis mutandis.
3.6    Counterparts. This Amendment No. 2 may be executed and delivered (including by facsimile transmission or by electronic delivery) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.
* * *

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IN WITNESS WHEREOF, each Party has caused this Amendment No. 2 to be signed on its behalf on the day and year first written above.

GENESIS SOLAR FUNDING, LLC,
as Managing Member

By:	CHRISTOPHER H. ZAJIC
Name: Christopher H. Zajic
Title: Vice President

Signature Page to
Amendment No. 2 to Third Amended and Restated Limited Liability Company Agreement of Genesis Solar Holdings, LLC

CLASS B MEMBER
REPRESENTATIVE:

KKR GENESIS TL BORROWER LLC

By:	BRANDON FREIMAN
Name: Brandon Freiman
Title: Manager and President

Signature Page to
Amendment No. 2 to Third Amended and Restated Limited Liability Company Agreement of Genesis Solar Holdings, LLC